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                                                                   EXHIBIT 10.5





                             1998 STOCK OPTION PLAN

                                       OF

                               GBC BANCORP, INC.
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                             1998 STOCK OPTION PLAN
                                       OF
                               GBC BANCORP, INC.


1.       PURPOSE

         The purpose of 1998 Stock Option Plan of GBC Bancorp, Inc. (the "Plan") is to encourage and enable selected key employees, directors, independent contractors, consultants and advisors in the service of GBC Bancorp, Inc. (the "Corporation") or its related corporations to acquire or to increase their holdings of common stock of the Corporation (the "Common Stock") in order to promote a closer identification of their interests with those of the Corporation and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of the Corporation. This purpose will be carried out through the granting of incentive stock options ("incentive options") intended to qualify under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("nonqualified options"). Incentive options and nonqualified options shall be referred to herein collectively as "options." To the extent that any option is designated as an incentive option and such option does not qualify as an incentive option, it shall constitute a nonqualified option.

2.       ADMINISTRATION OF THE PLAN

                  (a) The Plan shall be administered by the Board of Directors of the Corporation (the "Board") or, upon its delegation, by a committee (the "Committee") appointed by the Board and comprised solely of members of the Board. Unless the Board shall determine otherwise, the Committee shall include no fewer than the minimum number of "non-employee directors," as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as may be required by Rule 16b-3 or any successor rule. For the purposes herein, the term "Board" shall (except for Section 15) include the Committee if the Board has delegated authority to administer the Plan to the Committee.

                  (b) Any action of the Board may be taken by a written instrument signed by all of the members of the Board and any action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, the Board shall have full and final authority, in its discretion, to take any action with respect to the Plan including, without limitation, the following: (i) to determine the individuals to receive options, the nature of each option as an incentive option or a nonqualified option, the times when options shall be granted, the number of shares to be subject to each option, the option price (determined in accordance with Section 6), the option period, the time or times when each option shall be exercisable and the other terms, conditions, restrictions and limitations of an option; (ii) to prescribe the form or forms of the agreements evidencing any options granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, the rules and regulations, and the agreements evidencing options granted under the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. In
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         addition, the Board shall have complete authority, in its discretion, to accelerate the date that any option which is not otherwise exercisable shall become exercisable in whole or in part, without any obligation to accelerate such date with respect to any other option granted to any person.

                  (c) Notwithstanding Section 2(b), and subject to the terms of the Plan herein, the Board may delegate to the Chief Executive Officer of the Corporation the authority to grant options, and to make any or all of the determinations reserved for the Board in the Plan and summarized in Section 2(b) with respect to options that have been granted, to any individual who, at the time of such grant or other determination, (i) is not an officer or director of the Corporation subject to Section 16 of the Exchange Act and (ii) is otherwise eligible to participate in the Plan under Section 5. To the extent that the Board has delegated authority to administer the Plan to the Chief Executive Officer pursuant to this Section 2(c), references to the Board shall include references to such person, subject, however, to the requirements of the Plan, Rule 16b-3 and other applicable law.

3.       EFFECTIVE DATE

         The effective date of the Plan shall be the December 15, 1998. Options may be granted under the Plan on and after the effective date, but not after December 14, 2008.

4.       OPTIONS; SHARES OF STOCK SUBJECT TO THE PLAN

         Both incentive options and nonqualified options, as designated by the Board, may be granted under the Plan. Subject to adjustment as provided in
Section 10, the number of shares of Common Stock that may be issued and sold pursuant to options shall not exceed in the aggregate 180,000 shares of authorized but unissued shares or treasury shares of the Corporation or shares purchased on the open market or by private purchase. The Corporation hereby reserves sufficient authorized shares of Common Stock to provide for the exercise of options granted hereunder. Any shares of Common Stock subject to an option which, for any reason, expires or is terminated unexercised as to such shares may again be subject to an option granted under the Plan. If the option price of an option granted under the Plan is satisfied by tendering shares of Common Stock, only the number of shares issued net of the shares of Common Stock tendered shall be deemed issued for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan.

5.       ELIGIBILITY

         An option may be granted only to an individual who satisfies the following eligibility requirements on the date the option is granted:

                  (a) The individual is either (i) a key employee of the Corporation or a related corporation, (ii) a member of the Board of Directors of the Corporation or a member of the board of directors of a related corporation (each, a "director"), or (ii) an independent contractor, consultant or advisor (collectively, "independent contractors") providing services to the Corporation or a related corporation. For this purpose, an individual shall be considered to be



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         an "employee" only if there exists between the individual and the
         Corporation or a related corporation the legal and bona fide relationship of employer and employee.

                           Also, for this purpose, a "key employee" is an employee of the Corporation or a related corporation whom the Board determines qualifies as a key employee based on the nature and extent of such employee's duties, responsibilities, personal capabilities, performance and potential, or any combination of such factors.

                  (b) With respect to the grant of an incentive option, the individual is an employee who does not own, immediately before the time that the incentive option is granted, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or a related corporation; provided, that an individual owning more than ten percent of the total combined voting power of all classes of stock of the Corporation or a related corporation may be granted an incentive option if the price at which such option may be exercised is greater than or equal to 110% of the fair market value of the shares on the date the option is granted and the option period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributed to him under Section 424(d) of the Code.

                  (c)      The individual, being otherwise eligible under this
         Section 5, is selected by the Board as an individual to whom an option shall be granted (an "optionee").

6.       GRANT OF OPTIONS; OPTION PRICE

                  (a) Subject to the limitations of the Plan, the Board may in its sole and absolute discretion grant options to such eligible persons in such numbers, upon such terms and at such times as the Board shall determine. Both incentive options and nonqualified options may be granted under the Plan. To the extent that an option is designated as an incentive option but does not qualify as such under
         Section 422 of the Code and related regulations, the option (or portion thereof) shall be treated as a nonqualified option.

                  (b) The price per share at which an option may be exercised (the "option price") shall be established by the Board at the time the option is granted and shall be set forth in the terms of the agreement evidencing the grant of the option; provided, that (i) in the case of an incentive option, the option price shall be equal to or greater than the fair market value per share of the Common Stock on the date the option is granted, and (ii) in no event shall the option price per share of any option be less than the par value per share of the Common Stock. In addition, the following rules shall apply:

                           (i) An incentive option shall be considered to be granted on the date that the Board acts to grant the option, or on any later date specified by the Board as the date of grant of the option. A nonqualified option shall be considered to be granted on the date the Board acts to grant the option or any other date specified by the Board as the date of grant of the option.



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                           (ii)     Unless an individual agreement provides
                  otherwise, the fair market value of the shares shall be determined in good faith by the Board in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on the New York Stock Exchange or the American Stock Exchange, the fair market value shall be the closing sales price per share of the shares on the New York Stock Exchange or the American Stock Exchange (as applicable) on the date immediately preceding the date the option is granted, or, if there is no transaction on such date, then on the trading date nearest preceding the date the option is granted for which closing price information is available, and, provided further, if the shares are quoted on the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market but are not listed for trading on the New York Stock Exchange or the American Stock Exchange, the fair market value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system on the date immediately preceding the date the option is granted for which such information is available; or
                  (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the fair market value shall be determined by the Board in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code and accompanying regulations.

                           (iii) In no event shall there first become exercisable by the optionee in any one calendar year incentive stock options granted by the Corporation or any related corporation with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000.

7.       OPTION PERIOD AND LIMITATIONS ON THE RIGHT TO EXERCISE OPTIONS

                  (a) The term of an option (the "option period") shall be determined by the Board when the option is granted. With respect to incentive options, such option period shall not extend more than ten years from the date on which the option is granted. An option shall be exercisable on such date or dates, during such period, for such number of shares, and subject to such conditions as shall be determined by the Board and set forth in the agreement evidencing such option, subject to the right of the Board to accelerate the time(s) when options may be exercised. Any option or portion thereof not exercised before the expiration of the option period shall terminate.

                  (b) An option may be exercised by giving written notice to the Corporation at such place and time(s) as the Board or its designee shall direct. Such notice shall specify the number of shares to be purchased pursuant to an option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Unless an individual option agreement provides otherwise, such payment shall be in the form of cash or check. In addition, subject to Board discretion and the terms of an individual option agreement, payment may also be made in the form of: (i) shares of Common Stock owned by the optionee at the time of exercise; (ii) shares of Common Stock withheld upon exercise; (iii) delivery of a properly executed written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of



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         sale or loan proceeds to pay the option price; or (iv) any combination of the foregoing methods. Shares tendered or withheld in payment upon the exercise of an option shall be valued at their fair market value on the date of exercise, as determined by the Board by applying the provisions of Section 6(b)(ii).

                  (c) No option granted to an optionee who was an employee at the time of grant shall be exercised unless the optionee is, at the time of exercise, an employee as described in Section 5(a), and has been an employee continuously since the date the option was granted, subject to the following:

                           (i) An option shall not be affected by any change in the terms, conditions or status of the optionee's employment, provided that the optionee continues to be an employee of the Corporation or a related corporation.

                           (ii) The employment relationship of an optionee shall be treated as continuing intact for any period that the optionee is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed ninety days, or, if longer, as long as the optionee's right to reemployment is guaranteed either by statute or by contract. The employment relationship of an optionee shall also be treated as continuing intact while the optionee is not in active service because of disability. For purposes of this Section 7(c)(ii), "disability" shall mean the inability of the optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Board shall determine whether an optionee is disabled within the meaning of this paragraph.

                           (iii) Unless an individual option agreement provides otherwise, if the employment of an optionee is terminated because of disability within the meaning of subparagraph (ii), or if the optionee dies while he is an employee or dies after the termination of his employment because of disability, the option may be exercised only to the extent exercisable on the date of the optionee's termination of employment or death while employed (the "termination date"), except that the Board may in its discretion accelerate the date for exercising all or any part of the option which was not otherwise exercisable on the termination date. The option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (A) the close of the period of twelve months next succeeding the termination date; or (B) the close of the option period. In the event of the optionee's death, such option shall be exercisable by such person or persons as shall have acquired the right to exercise the option by will or by the laws of intestate succession.

                           (iv) Unless an individual option agreement provides otherwise, if the employment of the optionee is terminated for any reason other than disability (as defined in subparagraph (ii)) or death or for "cause," his option may be exercised to the extent exercisable on the date of such termination of employment, except that the Board may



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                  in its discretion accelerate the date for exercising all or any part of the option which was not otherwise exercisable on the date of such termination of employment. The option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (A) the close of the period of 90 days next succeeding the termination date; or (B) the close of the option period. If the optionee dies following such termination of employment and prior to the earlier of the dates specified in (A) or (B) of this subparagraph (iv), the optionee shall be treated as having died while employed under subparagraph (iii) immediately preceding (treating for this purpose the optionee's date of termination of employment as the termination date). In the event of the optionee's death, such option shall be exercisable by such person or persons as shall have acquired the right to exercise the option by will or by the laws of intestate succession.

                           (v) Unless an individual option agreement provides otherwise, if the employment of the optionee is terminated for "cause," his option shall lapse and no longer be exercisable as of the effective time of his termination of employment, as determined by the Board. For purposes of this subparagraph (v) and subparagraph (iv), the optionee's termination shall be for "cause" if such termination results from the optionee's (A) dishonesty; (B) refusal to perform his duties for the Corporation; or (C) engaging in conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of "cause" shall be made by the Board and its determination shall be final and conclusive.

                           (vi) Notwithstanding the foregoing, the Board shall have authority, in its discretion, to extend the period during which an option may be exercised; provided that, in the event that any such extension shall cause an incentive option to be designated as a nonqualified option, no such extension shall be made without the prior written consent of the optionee.

                  (d) Unless an individual option agreement provides otherwise, an option granted to an optionee who was a non-employee director of the Corporation or a related corporation at the time of grant may be exercised only to the extent exercisable on the date of the optionee's termination of service to the Corporation or a related corporation (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (A) the close of the period of 90 days next succeeding the termination date; or (B) the close of the option period. Unless an individual option agreement provides otherwise, if the services of such an optionee are terminated for cause (as defined in Section 7(c)(v) herein), his option shall lapse and no longer be exercisable as of the effective time of his termination of services, as determined by the Board. Notwithstanding the foregoing, the Board may in its discretion accelerate the date for exercising all or any part of an option which was not otherwise exercisable on the termination date or extend the period during which an option may be exercised, or both.



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                  (e)      Unless an individual option agreement provides
         otherwise, an option granted to an optionee who was an independent contractor of the Corporation or a related corporation at the time of grant (and who does not thereafter become an employee, in which case he shall be subject to the provisions of Section 7(c) herein) may be exercised only to the extent exercisable on the date of the optionee's termination of service to the Corporation or a related corporation (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (A) the close of the period of 90 days next succeeding the termination date; or (B) the close of the option period. Unless an individual option agreement provides otherwise, if the services of such an optionee are terminated for cause (as defined in Section 7(c)(v) herein), his option shall lapse and no longer be exercisable as of the effective time of his termination of services, as determined by the Board. Notwithstanding the foregoing, the Board may in its discretion accelerate the date for exercising all or any part of an option which was not otherwise exercisable on the termination date or extend the period during which an option may be exercised, or both.

                  (f) An optionee or his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an option unless and until certificates for such shares are issued to him or them under the Plan.

                  (g) Nothing in the Plan shall confer upon the optionee any right to continue in the service of the Corporation or a related corporation as an employee, director or independent contractor, as the case may be, or to interfere in any way with the right of the Corporation or a related corporation to terminate the optionee's employment or service at any time.

                  (h) A certificate or certificates for shares of Common Stock acquired upon exercise of an option shall be issued in the name of the optionee ( or his beneficiary) and distributed to the optionee (or his beneficiary) as soon as practicable following receipt of notice of exercise and payment of the purchase price.

                  8.       CHANGE OF CONTROL

                  (a) Except as provided in Section 8(b) herein, in the event of a change of control (as defined in Section 8(c) herein), all options outstanding as of the date of such change of control shall become fully exercisable, whether or not then otherwise exercisable.

                  (b) Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization or other business combination affecting the Corporation or a related corporation, the Board may, in its sole and absolute discretion, determine that any or all options granted pursuant to the Plan shall not become exercisable on an accelerated basis, if the Board of Directors or the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of options granted under the Plan or the grant of substitute options or awards, as in the opinion of the Board is equitable or appropriate to protect the rights and interests of participants under the Plan. For the purposes herein, the Board authorized to make the determinations provided for in this
         Section 8(b) shall be appointed by the Board of Directors, two-thirds of the members of which shall have been Directors of the



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         Corporation prior to the merger, share exchange, reorganization or other business combination affecting the Corporation or a related corporation.

                  (c) For the purposes herein, a "change of control" shall be deemed to have occurred on the earliest of the following dates:

                           (i) The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, thirty percent (30%) or more of the outstanding Common Stock of the Corporation;

                           (ii)     The date the shareholders of the
                  Corporation (or a related corporation) approve a definitive agreement (A) to merge or consolidate the Corporation (or a related corporation) with or into another corporation, in which the Corporation (or related corporation) is not the continuing or surviving corporation or pursuant to which any shares of Common Stock of the Corporation (or related corporation) would be converted into cash, securities or other property of another corporation, other than a merger of the Corporation (or related corporation) in which holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger as immediately before, or (B) to sell or otherwise dispose of all or substantially all the assets of the Corporation (or a related corporation); or

                           (iii) The date there shall have been a change in a majority of the Board of Directors of the Corporation within a twelve-month period unless the nomination for election by the Corporation's shareholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the twelve-month period.

         For the purposes herein, the term "person" shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term "beneficial owner" shall have the meaning given the term in Rule 13d-3 under the Exchange Act.

9.       NONTRANSFERABILITY OF OPTIONS AND SHARES

         Incentive options granted pursuant to the Plan shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession. Nonqualified options granted pursuant to the Plan shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Board in a manner consistent with the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"). An option shall be exercisable during the optionee's lifetime only by him. To the extent required by Section 16 of the Exchange Act, shares acquired upon the exercise of an option shall not, without the consent of the



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Board, be transferable (including by pledge or hypothecation) until the expiration of six months after the date the option was granted.

10.      DILUTION OR OTHER ADJUSTMENTS

         If there is any change in the outstanding shares of Common Stock of the Corporation as a result of a merger, consolidation, reorganization, stock dividend, stock split distributable in shares, or other change in the capital stock structure of the Corporation or a related corporation, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Board shall make such adjustments to options and to any provisions of this Plan as the Board deems equitable to prevent dilution or enlargement of options or otherwise advisable to reflect such change.

11.      WITHHOLDING

         The Corporation shall require any recipient of shares pursuant to the exercise of an option to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such optionee. Notwithstanding the foregoing, the Board has discretion to permit an optionee to satisfy such obligation in whole or in part, and any other local, state or federal income tax obligations relating to the exercise of an option, by electing (the "election") to have the Corporation withhold shares of Common Stock from the shares to which the optionee is entitled. The number of shares to be withheld shall have a fair market value (determined in accordance with Section 6(b)(ii)) as of the date that the amount of tax to be withheld is determined (the "tax date") as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Board prior to the tax date in accordance with election procedures established by the Board.

12.      CERTAIN DEFINITIONS

         For purposes of the Plan, the following terms shall have the meaning indicated:

                  (a) "Related corporation" means any parent, subsidiary or predecessor of the Corporation.

                  (b) "Parent" or "parent corporation" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time that the option is granted, each corporation other than the Corporation owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in another corporation in the chain.

                  (c) "Subsidiary" or "subsidiary corporation" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time that the option is granted, each corporation other than the last corporation in the unbroken chain owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in another corporation in the chain.



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                  (d)      "Predecessor" or "predecessor corporation" means a
         corporation which was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had occurred) with the Corporation, or a corporation which is a parent or subsidiary of the Corporation, or a predecessor of any such corporation.

         In general, terms used in the Plan shall, where appropriate, be given the meaning ascribed to them under the provisions of the Code applicable to incentive stock options.

13.      STOCK OPTION AGREEMENT

         The grant of any option under the Plan shall be evidenced by the execution of an agreement (the "Agreement") between the Corporation and the optionee. Such Agreement shall set forth the date of grant of the option, the option price, the option period, the designation of the option as an incentive option or a nonqualified option, and the time or times when and the conditions upon the happening of which the option shall become exercisable. Such Agreement shall also set forth the restrictions, if any, with respect to which the shares to be purchased thereunder shall be subject, and such other terms and conditions as the Board shall determine which are consistent with the provisions of the Plan and applicable law and regulations.

14.      RESTRICTIONS ON SHARES

         The Corporation may impose such restrictions on any shares acquired upon exercise of options granted under the Plan as it may deem advisable, including, without limitation, restrictions necessary to ensure compliance with the Securities Act, under the requirements of any applicable self-regulatory organization and under any blue sky or state securities laws applicable to such shares. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan or take any other action, unless such action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to the exercise of an option in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel to the Corporation.

15.      AMENDMENT OR TERMINATION

         The Plan may be amended or terminated at any time by action of the Board; provided, that (i) such amendment or termination shall not, without the consent of the recipient of an option, adversely affect the rights of the recipient with respect to an outstanding option; and (ii) approval of an amendment by the shareholders of the Corporation shall be required to the extent, if any, that shareholder approval of such amendment is required by applicable law, rule or regulation.



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16.      APPLICABLE LAW

         Except as otherwise provided herein, the Plan shall be construed and enforced according to the laws of the State of Georgia, without regard to the conflict of law provisions of any state.

17.      SECTION 16(B) COMPLIANCE

         To the extent that participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Corporation that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and, unless the Board shall determine otherwise, if any Plan provision is later found not to be in compliance with Section 16 of the Exchange Act, the provision shall be deemed null and void in order for the Plan to be construed in favor of Plan transactions meeting the requirements of Rule 16b-3 or successor rules applicable to the Plan. Notwithstanding anything in the Plan to the contrary, the Board may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

18.      UNFUNDED PLAN; RETIREMENT PLANS

         (a) Neither a participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any related corporation, including, without limitation, any specific funds, assets or other property which the Corporation or any related corporation, in their discretion, may set aside in anticipation of a liability under the Plan. A participant shall have only a contractual right to the Common Stock issuable under the Plan, unsecured by any assets of the Corporation or any related corporation. Nothing contained in the Plan shall constitute a guarantee that the assets of such corporations shall be sufficient to pay any benefits to any person.

         (b) In no event shall any amounts accrued, distributable or payable under the Plan be treated as compensation for the purpose of determining the amount of contributions or benefits to which any person shall be entitled under any retirement plan sponsored by the Corporation or a related corporation that is intended to be a qualified plan within the meaning of
Section 401(a) of the Code.

19.      SHAREHOLDER APPROVAL

         The Plan is subject to approval by the shareholders of the Corporation within 12 months of the effective date of the plan. Incentive options granted prior to such shareholder approval shall be effective conditioned upon and shall be effective only upon the approval of the Plan by the shareholders on or before the expiration of such 12-month period.

         IN WITNESS WHEREOF, this 1998 Stock Option Plan of GBC Bancorp, Inc., is, by the authority of the Board of Directors of the Corporation, executed in behalf of the Corporation, effective the 15th day of December, 1998.


                                    GBC BANCORP, INC.



                                    By:
                                       ----------------------------------------
                                    Printed Name:
                                                 ------------------------------
                                    Title:
                                          -------------------------------------



Attest:



---------------------------------


[Corporate Seal]

                             1998 STOCK OPTION PLAN
                                       OF
                               GBC BANCORP, INC.

                             STOCK OPTION AGREEMENT
                            (1998 EXECUTIVE GRANTS)


                  THIS AGREEMENT (the "Agreement "), made the ______ day of ____________, _____, between GBC Bancorp, Inc., a Georgia corporation (the "Corporation"), and __________________________ (the "Optionee");

                               R E C I T A L S :

                  In furtherance of the purposes of the 1998 Stock Option Plan of GBC Bancorp, Inc. (the "Plan"), and in recognition of the Optionee's past services to the Corporation and as an inducement to encourage continued service to the Corporation, the Corporation and the Optionee hereby agree as follows:

                  1. The rights and duties of the Corporation and the Optionee under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, the terms of which are incorporated herein by reference and made a part of this Agreement.

                  2. The Corporation hereby grants to the Optionee pursuant to the Plan, as a matter of separate inducement and agreement in connection with his employment with or service to the Corporation or related corporation, and not in lieu of any salary or other compensation for his services, the right and option (the "Option") to purchase all or any part of an aggregate of _______________ (_________) shares (the "shares") of the common stock of the Corporation, at the purchase price of Ten Dollars ($10.00) per share. The Option to purchase the shares shall be designated as an incentive option. To the extent that any option is designated as an incentive option and such Option does not qualify as an incentive option, it shall be treated as a nonqualified option. Except as otherwise provided in the Plan, the Option will expire if not exercised in full before ______________, ____.

                  3. Notwithstanding the provision of Section 7(c) of the Plan, the Option shall become fully exercisable as of the date of this Agreement and shall remain fully exercisable for the remainder of the option term (regardless of the Optionee's earlier termination of employment with or service to the Company). Upon the exercise of an Option in whole or in part, the Optionee shall pay the option price to the Corporation in cash or by check in accordance with the provisions of Section 7 of the Plan, and the Corporation shall as soon thereafter as practicable deliver to the Optionee a certificate or certificates for the shares purchased.

                  4. Nothing contained in this Agreement or the Plan shall require the Corporation or a related corporation to continue the employment or service of the Optionee for any particular period of time, nor shall it require the Optionee to remain in the employment of or in service to the Corporation or such related corporation for any particular period of time. Except as otherwise expressly provided in the Plan, all rights of the Optionee under the Plan with respect to the unexercised portion of his Option shall terminate upon termination of the employment or service of the Optionee with the Corporation or a related corporation.

                  5. This Option shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession. This Option shall be exercisable during the Optionee's lifetime only by the Optionee.

                  6. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, next-of-kin, successors and assigns.

                  7. This Agreement may be modified or amended only by the written agreement of the parties hereto.

                  8. This Agreement shall be construed and enforced according to the laws of the State of Georgia.

                  [9.      INSERT THE FOLLOWING UNLESS GEORGIA DEPARTMENT OF
BANKING AND FINANCE RESTRICTIONS HAVE BEEN REMOVED: "NOTWITHSTANDING ANY OTHER PROVISION CONTAINED IN THE PLAN OR THIS AGREEMENT, THE OPTION SHALL BE SUBJECT TO ANY RESTRICTIONS OR CONDITIONS IMPOSED BY APPLICABLE LAWS, RULES OR REGULATIONS, INCLUDING BUT NOT LIMITED TO FEDERAL AND STATE SECURITIES AND BANKING LAWS, RULES AND REGULATIONS. WITHOUT LIMITING THE FOREGOING, TO THE EXTENT REQUIRED BY THE GEORGIA DEPARTMENT OF BANKING AND FINANCE (THE "DEPARTMENT"), EXERCISE OF THE OPTION IS SUBJECT TO THE RESTRICTION THAT NO SHAREHOLDER (INCLUDING FOR THIS PURPOSE THE SHAREHOLDER'S SPOUSE AND MINOR CHILDREN) MAY OWN MORE THAN 20 PERCENT OF THE CORPORATION'S OUTSTANDING STOCK WITHOUT THE DEPARTMENT'S PRIOR APPROVAL."]

                  IN WITNESS WHEREOF, this Agreement has been executed in behalf of the Corporation and by the Optionee on the day and year first above written.


                                    GBC BANCORP, INC.



                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------



Attest:



------------------------------
Secretary


[Corporate Seal]


                                    OPTIONEE



                                                                         (SEAL)
                                    -------------------------------------

                             1998 STOCK OPTION PLAN
                                       OF
                               GBC BANCORP, INC.

                             STOCK OPTION AGREEMENT
                             (1998 DIRECTOR GRANTS)


                  THIS AGREEMENT (the "Agreement "), made the ______ day of ____________, _____, between GBC Bancorp, Inc., a Georgia corporation (the "Corporation"), and __________________________ (the "Optionee");

                               R E C I T A L S :

                  In furtherance of the purposes of the 1998 Stock Option Plan of GBC Bancorp, Inc. (the "Plan"), and in recognition of the Optionee's past services to the Corporation and as an inducement to encourage continued service to the Corporation, the Corporation and the Optionee hereby agree as follows:

                  1. The rights and duties of the Corporation and the Optionee under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, the terms of which are incorporated herein by reference and made a part of this Agreement.

                  2. The Corporation hereby grants to the Optionee pursuant to the Plan, as a matter of separate inducement and agreement in connection with his employment with or service to the Corporation or related corporation, and not in lieu of any salary or other compensation for his services, the right and option (the "Option") to purchase all or any part of an aggregate of _______________ (_________) shares (the "shares") of the common stock of the Corporation, at the purchase price of Ten Dollars ($10.00) per share. The Option to purchase the shares shall be designated as a nonqualified stock option. Except as otherwise provided in the Plan, the Option will expire if not exercised in full before ___________________,____. [NOTE: GEORGIA DEPARTMENT OF BANKING AND FINANCE IMPOSED OPTION TERMINATION DATE OF 4/14/07 FOR INITIAL GRANTS. CONFIRM WHETHER THIS RESTRICTION APPLIES TO SUBSEQUENT NON-EMPLOYEE DIRECTOR GRANTS.]

                  3. Notwithstanding the provision of Section 7(d) of the Plan, the Option shall become fully exercisable as of the date of this Agreement and shall remain fully exercisable for the remainder of the option term (regardless of the Optionee's earlier termination of employment with or service to the Company). Upon the exercise of an Option in whole or in part, the Optionee shall pay the option price to the Corporation in cash or by check in accordance with the provisions of Section 7 of the Plan, and the Corporation shall as soon thereafter as practicable deliver to the Optionee a certificate or certificates for the shares purchased.

                  4. Nothing contained in this Agreement or the Plan shall require the Corporation or a related corporation to continue the employment or service of the Optionee for any particular period of time, nor shall it require the Optionee to remain in the employment of or in service to the Corporation or such related corporation for any particular period of time. Except as otherwise expressly provided in the Plan, all rights of the Optionee under the Plan with respect to the unexercised portion of his Option shall terminate upon termination of the employment or service of the Optionee with the Corporation or a related corporation.

                  5. This Option shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession. This Option shall be exercisable during the Optionee's lifetime only by the Optionee.

                  6. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, next-of-kin, successors and assigns.

                  7. This Agreement may be modified or amended only by the written agreement of the parties hereto.

                  8. This Agreement shall be construed and enforced according to the laws of the State of Georgia.

                  [9.      INSERT THE FOLLOWING UNLESS GEORGIA DEPARTMENT OF
BANKING AND FINANCE RESTRICTIONS HAVE BEEN REMOVED: "NOTWITHSTANDING ANY OTHER PROVISION CONTAINED IN THE PLAN OR THIS AGREEMENT, THE OPTION SHALL BE SUBJECT TO ANY RESTRICTIONS OR CONDITIONS IMPOSED BY APPLICABLE LAWS, RULES OR REGULATIONS, INCLUDING BUT NOT LIMITED TO FEDERAL AND STATE SECURITIES AND BANKING LAWS, RULES AND REGULATIONS. WITHOUT LIMITING THE FOREGOING, TO THE EXTENT REQUIRED BY THE GEORGIA DEPARTMENT OF BANKING AND FINANCE (THE "DEPARTMENT"), (I) THE OPTION MAY BE SUBJECT TO ACCELERATED EXERCISE OR FORFEITURE IF GWINNETT BANKING COMPANY'S TIER I LEVERAGE CAPITAL RATIO FALLS BELOW CERTAIN MINIMUM REGULATORY REQUIREMENTS, AND (II) EXERCISE OF THE OPTION IS SUBJECT TO THE RESTRICTION THAT NO SHAREHOLDER (INCLUDING FOR THIS PURPOSE THE SHAREHOLDER'S SPOUSE AND MINOR CHILDREN) MAY OWN MORE THAN 20 PERCENT OF THE CORPORATION'S OUTSTANDING STOCK WITHOUT THE DEPARTMENT'S PRIOR APPROVAL."]

                  IN WITNESS WHEREOF, this Agreement has been executed in behalf of the Corporation and by the Optionee on the day and year first above written.


                                    GBC BANCORP, INC.



                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------



Attest:



------------------------------
Secretary


[Corporate Seal]

                                    OPTIONEE


                                                                        (SEAL)
                                    ------------------------------------

                             1998 STOCK OPTION PLAN
                                       OF
                               GBC BANCORP, INC.

                             STOCK OPTION AGREEMENT
                    (STANDARD FORM WITH VESTING PROVISIONS)


                  THIS AGREEMENT (the "Agreement"), made the ______ day of ____________, _____, between GBC Bancorp, Inc., a Georgia corporation (the "Corporation"), and __________________________ (the "Optionee");

                               R E C I T A L S :

                  In furtherance of the purposes of the 1998 Stock Option Plan of GBC Bancorp, Inc. (the "Plan"), in recognition of the Optionee's past services to the Corporation, and as an inducement to encourage continued services to the Corporation, the Corporation and the Optionee hereby agree as follows:

                  1. The rights and duties of the Corporation and the Optionee under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, the terms of which are incorporated herein by reference and made part of this Agreement.

                  2. The Corporation hereby grants to the Optionee pursuant to the Plan, as a matter of separate inducement and agreement in connection with his employment with or service to the Corporation or related corporation, and not in lieu of any salary or other compensation for his services, the right and option (the "Option") to purchase all or any part of an aggregate of _______________ (_________) shares (the "shares") of the common stock of the Corporation, at the purchase price of ___________________ ($________) per share. The Option to purchase ________________(______________)
shares shall be designated as an incentive option. The Option to purchase ___________________ (________) shares shall be designated as a nonqualified option. To the extent that any option is designated as an incentive option and such Option does not qualify as an incentive option, it shall be treated as a nonqualified option. Except as otherwise provided in the Plan, the Option will expire if not exercised in full before ______________, ____.

                  3. The Option shall become exercisable on the date or dates and subject to any additional conditions set forth on Schedule A attached hereto. To the extent that an Option which is exercisable is not exercised, such Option shall accumulate and be exercisable by the Optionee in whole or in part at any time prior to expiration of the Option. Upon the exercise of an Option in whole or in part, the Optionee shall pay the option price to the Corporation in cash or by check in accordance with the provisions of Section 7 of the Plan, and the Corporation shall as soon thereafter as practicable deliver to the Optionee a certificate or certificates for the shares purchased.

                  4. Nothing contained in this Agreement or the Plan shall require the Corporation or a related corporation to continue the employment or service of the Optionee for any particular period of time, nor shall it require the Optionee to remain in the employment of or in service to the Corporation or such related corporation for any particular period of time. Except as otherwise expressly provided in the Plan, all rights of the Optionee under the Plan with respect to the unexercised portion of his Option shall terminate upon termination of the employment or service of the Optionee with the Corporation or a related corporation.

                  5. This Option shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession. This Option shall be exercisable during the Optionee's lifetime only by the Optionee.

                  6. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, next-of-kin, successors and assigns.

                  7. This Agreement may be modified or amended only by the written agreement of the parties hereto.

                  8. This Agreement shall be construed and enforced according to the laws of the State of Georgia.

                  [9.      INSERT THE FOLLOWING UNLESS GEORGIA DEPARTMENT OF
BANKING AND FINANCE RESTRICTIONS HAVE BEEN REMOVED: "NOTWITHSTANDING ANY OTHER PROVISION CONTAINED IN THE PLAN OR THIS AGREEMENT, THE OPTION SHALL BE SUBJECT TO ANY RESTRICTIONS OR CONDITIONS IMPOSED BY APPLICABLE LAWS, RULES OR REGULATIONS, INCLUDING BUT NOT LIMITED TO FEDERAL AND STATE SECURITIES AND BANKING LAWS, RULES AND REGULATIONS. WITHOUT LIMITING THE FOREGOING, TO THE EXTENT REQUIRED BY THE GEORGIA DEPARTMENT OF BANKING AND FINANCE (THE "DEPARTMENT"), (I) THE OPTION MAY BE SUBJECT TO ACCELERATED EXERCISE OR FORFEITURE IF GWINNETT BANKING COMPANY'S TIER I LEVERAGE CAPITAL RATIO FALLS BELOW CERTAIN MINIMUM REGULATORY REQUIREMENTS, AND (II) EXERCISE OF THE OPTION IS SUBJECT TO THE RESTRICTION THAT NO SHAREHOLDER (INCLUDING FOR THIS PURPOSE THE SHAREHOLDER'S SPOUSE AND MINOR CHILDREN) MAY OWN MORE THAN 20 PERCENT OF THE CORPORATION'S OUTSTANDING STOCK WITHOUT THE DEPARTMENT'S PRIOR APPROVAL."]

                  IN WITNESS WHEREOF, this Agreement has been executed in behalf of the Corporation and by the Optionee on the day and year first above written.


                                   GBC BANCORP, INC.



                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------



Attest:



-----------------------------
Secretary


[Corporate Seal]

                                    OPTIONEE




                                                                         (SEAL)
                                    -------------------------------------

                             1998 STOCK OPTION PLAN
                              OF GBC BANCORP, INC.
            (STANDARD FORM OPTION AGREEMENT WITH VESTING PROVISIONS)

                                   SCHEDULE A




Date Option granted: __________________, _____.
Date Option expires: __________________, _____.
Number of shares subject to Option: _______ shares.
Option price (per share): $________.


Date Installment             Number of Shares             Incentive or
First Exercisable             in Installment         Nonqualified Stock Option
------------------           ----------------        -------------------------
